UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 12, 2013

Titanium Asset Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53352	20-8444031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 E. Wisconsin Avenue, Milwaukee, Wisconsin		53202-5310
(Address of principal executive offices)		(Zip Code)

(414) 765-1980

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 12, 2013, Titanium Asset Management Corp., a Delaware corporation (the “Company”) and TAMCO Holdings, LLC, a Delaware limited liability company (“Parent”), issued a joint press release announcing the commencement of a tender offer by TAMCO Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Purchaser”), to purchase all of the shares of the Company’s common stock not presently owned by Parent or Purchaser. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed herewith:

99.1	Joint Press Release of the Company and Parent dated September 12, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.

Date: September 12, 2013	By:	/s/ Jonathan Hoenecke
Name: Jonathan Hoenecke
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of the Company and Parent dated September 12, 2013

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